    As filed with the Securities and Exchange Commission on August 22, 2003.

                                                             File No. 333-______

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
/ / Pre-Effective Amendment No. ___         / / Post-Effective Amendment No. ___

                        TOUCHSTONE VARIABLE SERIES TRUST
               [Exact Name of Registrant as Specified in Charter]

             SEPARATE ACCOUNT II OF INTEGRITY LIFE INSURANCE COMPANY
                           [Exact Name of Registrant]

                        INTEGRITY LIFE INSURANCE COMPANY
                            [Exact Name of Depositor]

                 Area Code and Telephone Number: (513) 362-8000

     221 East Fourth Street, Suite 300          515 West Market Street
     Cincinnati, Ohio  45202                    Louisville, Kentucky  40202
                   (Addresses of Principal Executive Offices)

                          ----------------------------

                                 Tina D. Hosking
                         Integrated Fund Services, Inc.
                             221 East Fourth Street
                                    Suite 300
                             Cincinnati, Ohio 45202
                     (Name and Address of Agent for Service)

                          ----------------------------

                        Copies of All Correspondence to:

                             Michael Berenson, Esq.
                         Magda El Guindi-Rosenbaum, Esq.
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Avenue, NW
                             Washington, D.C. 20004

Title of Securities Being Registered: Shares of Touchstone Enhanced Dividend 30 Fund, a series of Touchstone Variable Series Trust.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on September 22, 2003 pursuant to Rule 488.

            SEPARATE ACCOUNT TEN OF INTEGRITY LIFE INSURANCE COMPANY

                             515 West Market Street
                           Louisville, Kentucky 40202

October 6, 2003

Dear Contractowner:

A Special Meeting of Contractowners of Separate Account Ten will be held at 515 West Market Street, Louisville, Kentucky 40202 on December 5, 2003 at 3:00 p.m. Eastern Time. Enclosed is a Proxy Statement/Prospectus that contains an important proposal for your consideration regarding the reorganization of Separate Account Ten. You are eligible to vote on this proposal because you were a contractowner of record of Separate Account Ten on August 29, 2003.

Separate Account Ten's Board of Managers has proposed the reorganization because it believes you will benefit from participating in a more economically viable securities portfolio. Under the proposed reorganization, the accumulated value of your account and your future contributions will be invested in shares of Touchstone Enhanced Dividend 30 Fund (the "Fund"), a series of Touchstone Variable Series Trust. The Fund's shares will be held by Integrity Life Insurance Company in another of its separate accounts, Separate Account II, which already holds shares of the Fund as an investment option underlying certain variable annuity contracts. The assets, liabilities, income, and expenses of Separate Account II's investment division that invests in the Fund are separate from its other investment divisions and the investment activity of those other divisions will not affect your investment division.

The Fund seeks total return by investing in all 30 stocks included in the Dow Jones Industrial Average ("DJIA"), with the three highest dividend yielding stocks overweighted and the remaining stocks underweighted. Separate Account Ten seeks total return by investing in shares of the ten highest dividend yielding common stocks in the DJIA in equal weights and holding them for twelve months. Therefore, the Fund's investment objective is identical to the investment objective of Separate Account Ten While their securities selection methods differ somewhat, the Fund invests, as Separate Account Ten does, a significant portion of its assets in high dividend yielding common stocks in the DJIA.

Because of Separate Account Ten's small asset size, lack of expected asset growth, lack of economies of scale, and the cyclical nature of its investment returns, the Board of Managers believes that the proposed reorganization is in the best interest of contractowners. The entire cost of the reorganization will be paid by Touchstone Advisors, Inc., the investment adviser to the Fund and Separate Account Ten, or one of its affiliates. The value of your account will not change nor will charges under your contract be increased as a result of the reorganization. Your future investment performance, however, will depend on the performance of the Fund rather than Separate Account Ten. Importantly, the operating expense limit of the Fund is lower than that of the Separate Account Ten. For federal income tax purposes, the transaction is expected to be a nontaxable event for contractowners.

To more closely align the Fund with Separate Account Ten, the Fund's name and investment strategy will be changed in connection with the proposed reorganization. The name and investment strategy described throughout the Prospectus/Proxy Statement reflect these changes. Currently, the Fund is called the Touchstone Enhanced 30 Fund, but will be called the Touchstone Enhanced Dividend 30 Fund when the reorganization takes place. In addition, its investment strategy will be changed as described above in order to focus on high dividend yielding common stocks in the DJIA. As part of this change in investment strategy, the Fund's shareholders are being asked to approve a change to the Fund's status from diversified to non-diversified. The reorganization will not occur if the Fund's shareholders do not approve this change.

Separate Account Ten's Board of Managers has unanimously approved the reorganization proposal and recommends that you vote FOR the proposal. Your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign, and return the enclosed voting instructions form in the enclosed postage-paid envelope. Instructions on how to complete the voting instructions form are included immediately after the Notice of Special Meeting.

If you have any questions about the voting instructions form, please call Integrity at 1-800-325-8583. If we do not receive your completed voting instructions form as the date of the meeting approaches, we may call and remind you to give us your voting instructions.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Don W. Cummings
President

            SEPARATE ACCOUNT TEN OF INTEGRITY LIFE INSURANCE COMPANY

                             515 West Market Street
                           Louisville, Kentucky 40202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on December 5, 2003

To the Contractowners of Separate Account Ten of Integrity Life Insurance
Company:

A Special Meeting of Contractowners of Separate Account Ten will be held at the offices of Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202 on December 5, 2003 at 3:00 p.m. Eastern Time for the following purposes:

1. To approve the Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Separate Account Ten of Integrity Life Insurance Company by and in exchange for shares of Touchstone Enhanced Dividend 30 Fund of Touchstone Variable Series Trust and the transfer by Separate Account Ten of those shares to Separate Account II of Integrity Life Insurance Company in exchange for units that will be transferred to Separate Account Ten's contractowners.

2. To consider and act upon any other business as may properly come before the meeting.

The Board of Managers has fixed the close of business on August 29, 2003 as the record date for determining the contractowners entitled to notice of and to vote at the meeting or any adjournment thereof. Your vote is important. We urge you to vote to approve the proposed reorganization.

By Order of the Board of Managers

Kevin L. Howard
Secretary
October 6, 2003

CONTRACTOWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instructions form properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instructions form.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                       VALID SIGNATURE
------------                                       ---------------
CORPORATE ACCOUNTS

(1)   ABC Corp.                                    ABC Corp.

(2)   ABC Corp.                                    John Doe, Treasurer

(3)   ABC Corp.
      c/o John Doe, Treasurer                      John Doe

(4)   ABC Corp. Profit Sharing Plan                John Doe, Trustee

TRUST ACCOUNTS

(1)   ABC Trust                                    Jane B. Doe, Trustee

(2)   Jane B. Doe, Trustee
      u/t/d 12/28/78                               Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1)   John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA                John B. Smith

(2)   Estate of John B. Smith                      John B. Smith, Jr., Executor

                           PROSPECTUS/PROXY STATEMENT

                                 OCTOBER 6, 2003

                  Acquisition of the assets and liabilities of

            SEPARATE ACCOUNT TEN OF INTEGRITY LIFE INSURANCE COMPANY
                             515 West Market Street
                           Louisville, Kentucky 40202
                                 (800) 325-8583

                        By and in exchange for shares of

                      TOUCHSTONE ENHANCED DIVIDEND 30 FUND
                  a series of Touchstone Variable Series Trust
                             221 East Fourth Street
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                  Which shares shall be exchanged for units of

             SEPARATE ACCOUNT II OF INTEGRITY LIFE INSURANCE COMPANY
                             515 West Market Street
                           Louisville, Kentucky 40202
                                 (800) 325-8583

This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization that will be submitted to contractowners of Separate Account Ten of Integrity Life Insurance Company for consideration at a Special Meeting of Contractowners to be held on December 5, 2003 at 3:00 p.m. Eastern time at the offices of Integrity Life Insurance Company ("Integrity"), 515 West Market Street, Louisville, Kentucky 40202, and any adjournments thereof (the "Meeting"). This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to contractowners of Separate Account Ten on or about October 6, 2003.

The Board of Managers of Separate Account Ten has unanimously approved the proposed reorganization (the "Reorganization") pursuant to which contractowners' interests in the investment divisions of Separate Account Ten will continue as interests in an investment division of Separate Account II of Integrity Life Insurance Company, which investment division invests its assets solely in shares of Touchstone Enhanced Dividend 30 Fund (the "Fund") of Touchstone Variable Series Trust (the "Trust"). Pursuant to the Reorganization, all of the assets and liabilities of Separate Account Ten will be exchanged for shares of the Fund in an amount equal to the value of the assets received. Separate Account Ten will then transfer those shares to Separate Account II in exchange for units that will be transferred to Separate Account Ten's contractowners. The value of your investment will not change as a result of the Reorganization, nor will the Reorganization affect your rights under your variable annuity contract.

The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Fund is a non-diversified series of the Trust. The investment objective of the Fund and Separate Account Ten is identical. Both seek total return. Their investment strategies are similar in that both the Fund and Separate Account Ten are focused on high dividend yielding common stocks in the Dow Jones Industrial Average ("DJIA").

This Prospectus/Proxy Statement explains concisely the information about the Fund that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information about the Fund, Separate Account Ten, Separate Account II, and the Reorganization is contained in the documents described below, all of which have been filed with the SEC:

INFORMATION ABOUT SEPARATE ACCOUNT TEN:

Prospectus of Separate Account Ten dated May 1, 2003

Statement of Additional Information of Separate Account Ten dated May 1, 2003

Annual Report of Separate Account Ten for the year ended December 31, 2002

Semiannual Report of Separate Account Ten for the period ended June 30, 2003

HOW TO OBTAIN THIS INFORMATION:

Copies are available upon request and without charge if you:

- Write to Separate Account Ten at the address listed on the cover page of this Prospectus/Proxy Statement; or

-  Call (800) 325-8583 toll-free.

INFORMATION ABOUT THE FUND:

Prospectus of the Trust relating to the Fund dated April 28, 2003

Statement of Additional Information of the Trust relating to the Fund dated April 28, 2003

Annual Report of the Trust relating to the Fund for the year ended December 31, 2002

Semiannual Report of the Trust relating to the Fund for the period ended June 30, 2003

HOW TO OBTAIN THIS INFORMATION:

Copies are available upon request and without charge if you:

- Write to the Trust at the address listed on the cover page of this Prospectus/Proxy Statement; or

-  Call (800) 543-0407 toll-free.

INFORMATION ABOUT SEPARATE ACCOUNT II:

Prospectus of Separate Account II relating to the Pinnacle Variable Annuity dated May 1, 2003

Statement of Additional Information of Separate Account II relating to the Pinnacle Variable Annuity dated May 1, 2003

HOW TO OBTAIN THIS INFORMATION:

Copies are available upon request and without charge if you:

- Write to Separate Account II at the address listed on the cover page of this Prospectus/Proxy Statement; or

-  Call (800) 325-8583 toll-free.

INFORMATION ABOUT THE REORGANIZATION:

Statement of Additional Information dated October 6, 2003, which relates to this Prospectus/Proxy Statement and the Reorganization

HOW TO OBTAIN THIS INFORMATION:

A copy is available upon request and without charge if you:

- Write to the Trust at the address listed on the cover page of this Prospectus/Proxy Statement; or

-  Call (800) 543-0407 toll-free.

You can also obtain copies of any of these documents without charge from the EDGAR database on the SEC's website at http://www.sec.gov. Copies are available for a fee by sending an e-mail request to publicinfo@sec.gov or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

Information relating to Separate Account Ten contained in its Prospectuses dated May 1, 2003 (File No. 811-08645) is incorporated by reference into this document, along with information relating to Separate Account II contained in its Prospectuses dated May 1, 2003 (File No. 811-07134). Information relating to the Fund contained in the Prospectus of the Trust dated April 28, 2003 (File No. 811-08416) also is incorporated by reference into this document. In addition, the Statement of Additional Information dated October 6, 2003 relating to this Prospectus/Proxy Statement and the Reorganization is incorporated by reference into this document.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND THROUGH A VARIABLE ANNUITY CONTRACT:

   is not a deposit of, or guaranteed by, any bank

   is not insured by the FDIC, the Federal Reserve Board or any other government agency is not endorsed by any bank or government agency

   involves investment risk, including possible loss of the purchase payment of your original investment

TABLE OF CONTENTS

SUMMARY
  Why is the Reorganization being proposed?
  What are the key features of the Reorganization?
  After the Reorganization, what will I own?
  How will the Reorganization affect me?
  How does the Board of Managers recommend that I vote?
  How do the investment objectives, investment strategies, and risks compare? How was the Fund's investment strategy determined?
  How do the fees and expenses compare?
  Who will be the investment adviser and subadviser after the Reorganization? Will the Reorganization result in any federal tax consequences for contractowners?

RISKS
  Are the risk factors for Separate Account Ten and the Fund similar? What are the principal risks of investing?

INFORMATION ABOUT THE REORGANIZATION
  Reasons for the Reorganization
  Agreement and Plan of Reorganization

VOTING INFORMATION
  Voting Rights
  Shares Outstanding
  Control Persons and Principal Holders of Securities

FINANCIAL STATEMENTS

ADDITIONAL INFORMATION

OTHER BUSINESS

APPENDIX - Agreement and Plan of Reorganization

SUMMARY

This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and the exhibits.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to Separate Account Ten and the Fund, and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

WHY IS THE REORGANIZATION BEING PROPOSED?

The Reorganization is part of a restructuring by The Western & Southern Life Insurance Company ("Western & Southern") designed to eliminate the offering of overlapping investments with similar investment objectives and investment strategies that serve as funding vehicles for variable insurance contracts issued by Western & Southern and its affiliates. Integrity is a subsidiary of Western & Southern. The objective of Western & Southern and its affiliates is to ensure that a consolidated family of investments offers a streamlined, complete, and competitive set of underlying investment portfolios to serve the interests of contractowners.

In addition, Separate Account Ten has not gathered the assets required to obtain economies of scale for its contractowners. Separate Account Ten's investment adviser has been voluntarily waiving expenses in order to limit contractowner costs. It has indicated, however, that these waivers may be discontinued in the future. Moreover, there are increased administrative costs and burdens associated with operating an insurance company separate account organized as a management investment company. Therefore, the Board of Managers believe that the Reorganization is in the best interests of Separate Account Ten's contractowners.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

The Reorganization is expected to be completed on or about December 12, 2003. The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

- the transfer of the assets and liabilities of Separate Account Ten to the Fund in exchange for full and fractional shares based upon the value of the net assets of Separate Account Ten and of the Fund as of the close of business on the day immediately prior to the Reorganization;

- the transfer to Separate Account II by Separate Account Ten of the shares of the Fund received by Separate Account Ten in exchange for units of Separate Account II;

- the exchange of your units of Separate Account Ten for units of Separate Account II of equal value; and

- the structuring of the Reorganization as a nontaxable event to contractowners for federal income tax purposes.

AFTER THE REORGANIZATION, WHAT WILL I OWN?

The units of Separate Account II you receive will have the same total value as your units of Separate Account Ten as of the close of business on the day immediately prior to the Reorganization. The number of shares of the Fund to be issued to Separate Account Ten in exchange for Separate Account Ten's net assets will be determined by dividing the value of the net assets by the net asset value of the Fund's shares. Therefore, immediately after the closing, the total dollar value of your interests in Separate Account Ten held in Separate Account II will have the same value they would have had if the Reorganization had not taken place. The unit value of the investment division of Separate Account II is determined in a manner that yields unit value consistent with unit value obtained by using the formula for determining the unit value of Separate Account Ten's investment divisions. In addition, such unit value is determined without regard to the determination of unit value for any other investment division of Separate Account II.

HOW WILL THE REORGANIZATION AFFECT ME?

It is anticipated that the Reorganization should benefit you as follows:

- Cost Savings - The operating expense limit of the Fund is lower than that of Separate Account Ten. The Fund's contractual expense limitation is 0.75% of average daily net assets for a period of at least two years subsequent to the date of the Reorganization. Currently, Separate Account Ten's voluntary expense limitation, which may be terminated at any time, is 0.85% of average daily net assets. Separate Account Ten's investment adviser has indicated that it may increase or eliminate its voluntary expense limitation if the Reorganization is not approved, which would have the effect of reducing investment returns.

- Operating Efficiencies - With the addition of Separate Account Ten's assets, operating efficiencies may be achieved by the Fund because it will have a greater level of assets. As of June 30, 2003, Separate Account Ten's total net assets were approximately $16.8 million and the Fund's total net assets were approximately $9 million.

The Reorganization will not affect your rights under your variable annuity contract. The value of your contract will remain the same immediately following the Reorganization. The Trust will continue to sell its shares on a continuous basis at net asset value only to insurance companies and to certain supplemental executive retirement plans sponsored by Western & Southern and its affiliates. After the Reorganization your contract value will depend on the performance of the Fund rather than of Separate Account Ten. Neither Separate Account Ten nor the Fund will bear any costs of the Meeting, this proxy solicitation, or any adjourned session. All of the costs of the Reorganization will be paid by Western & Southern or one of its affiliates.

HOW DOES THE BOARD OF MANAGERS RECOMMEND THAT I VOTE?

The Board of Managers of Separate Account Ten, including the Managers who are not "interested persons" as such term is defined in the 1940 Act, has unanimously concluded that the Reorganization would be in the best interest of the contractowners of Separate Account Ten and that their interests will not be diluted as a result of the Reorganization. In addition, the Board of Trustees of the Trust has also unanimously approved the Plan on behalf of the Fund and determined that the Reorganization would be in the best interest of the Fund's shareholders and that their interests will be not be diluted as a result of the Reorganization.

           THE BOARD OF MANAGERS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                        FOR THE PROPOSED REORGANIZATION.

HOW DO THE INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, AND RISKS COMPARE?1

The investment objective of the Fund is identical to that of Separate Account Ten and their investment strategies are similar. The following tables provide a comparison of Separate Account Ten and the Fund with respect to their investment objectives and principal investment strategies.

   SEPARATE ACCOUNT TEN

   INVESTMENT
   OBJECTIVE      TOTAL RETURN
   -------------  ---------------------------------------------------------------
   Principal      Each division invests in the ten highest yielding stocks in the
   Investment     DJIA in equal weights and holds them for approximately twelve
   Strategy       months. At the end of each division's respective twelve-month period, the portfolio is restructured to hold the current ten highest yielding stocks in the DJIA. The dividend yield for each stock is calculated by annualizing the last quarterly or semiannual ordinary dividend distributed on that stock and dividing the result by the market value of that stock at the close of the New York Stock Exchange on the business day before the investment date.

   TOUCHSTONE ENHANCED DIVIDEND 30 FUND

   INVESTMENT
   OBJECTIVE      TOTAL RETURN
   -------------  ---------------------------------------------------------------
   Principal      Invests in all 30 stocks of the DJIA, with weights varying from
   Investment     index weight depending on yield ranking. Specifically, the
   Strategy       manager will overweight the three highest dividend yielding
                  DJIA stocks by approximately 7% from their normal index
                  weights, while underweighting the remaining DJIA stocks. This results in an approximate aggregate overweight of the top three yielding stocks of about 20%. The manager seeks to outperform the DJIA on a consistent basis over a full market cycle, which is typically defined as 5-7 years, using yield as the primary factor in determining value and constructing the portfolio. The manager uses quantitative modeling to rebalance monthly to capture current yield information on an ongoing basis. The Fund may also hold money market instruments to manage liquidity needs.

The principal risks of investing in the Fund are substantially similar to those of investing in Separate Account Ten. They are:

----------
(1) To more closely align the Fund with Separate Account Ten, the Fund's name and investment strategy will be changed in connection with the Reorganization. The name and investment strategy described throughout this Prospectus/Proxy Statement reflect these changes. Currently, the Fund is called the Touchstone Enhanced 30 Fund, but will be called the Touchstone Enhanced Dividend 30 Fund when the Reorganization takes place. In addition, its investment strategy will be changed as described above in order to focus on the high dividend yielding common stocks in the DJIA. As part of this change in investment strategy, the Fund's shareholders are being asked to approve a change to the Fund's status from diversified to non-diversified. The reorganization will not occur if the Fund's shareholders do not approve this change.

- MARKET RISK - share price can fall because of weakness in the broad market, a particular industry, or specific holdings.

- NON-DIVERSIFICATION RISK - significant investment in the securities of a single company may make a portfolio of investments more sensitive to any single economic, business, political, or regulatory occurrence than a diversified portfolio.

For a more detailed discussion of the risks, see the section entitled "Risks" below.

In addition, Separate Account Ten and the Fund have other investment policies, practices, and restrictions that are also set forth in their Prospectuses and Statements of Additional Information.

HOW WAS THE FUND'S INVESTMENT STRATEGY DETERMINED?

Quantitative analysis of the "Dogs of the Dow" investment theory employed by Separate Account Ten indicated that any excess returns generated by the strategy were largely attributable to the three highest yielding stocks in the DJIA. Although the "Dogs of the Dow" often perform well in bearish or value-oriented environments, the strategy also has a tendency to underperform in bullish or growth-oriented environments, so an alternative strategy was sought that could potentially add value over full market cycles and provide consistency regardless of market conditions.

In constructing the strategy for the Fund, the three highest yielding stocks were overweighted by varying levels, and the remaining stocks in the DJIA were underweighted correspondingly. The various overweight/underweight scenarios were then back-tested over a ten-year period, which covered periods of increasing and declining equity markets. After considering the results of these scenarios, the Fund's strategy was selected for its potential to outperform regardless of market conditions.

HOW DO THE FEES AND EXPENSES COMPARE?

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of Separate Account Ten and of the Fund. The amounts set forth in the following tables and in the examples are based on the expenses for Separate Account Ten and the Fund for the fiscal year ended December 31, 2002. The pro forma expenses of the Fund set forth below are based on what the estimated expenses of the Fund would have been for the fiscal year ended December 31, 2002 if the Reorganization had taken place as of that date.

The shares of Separate Account Ten and the Fund are not charged any initial or deferred sales charge or any other transaction fees.

THESE TABLES DO NOT REFLECT THE CONTRACT-RELATED CHARGES AND FEES ASSESSED BY INTEGRITY UNDER YOUR CONTRACT.

FEES AND EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                        TOTAL ANNUAL                            TOTAL ANNUAL
                                                                         OPERATING                               OPERATING
                                                                      EXPENSES BEFORE                          EXPENSES AFTER
                                                                        CONTRACTUAL         CONTRACTUAL         CONTRACTUAL
                                          MANAGEMENT       OTHER       WAIVERS AND/OR     WAIVERS AND/OR       WAIVERS AND/OR
                                            FEES(1)       EXPENSES     REIMBURSEMENTS     REIMBURSEMENTS       REIMBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT TEN
  SELECT TEN PLUS DIVISION-MARCH             0.50%         1.04%          1.54%(1)              --                  --

  SELECT TEN PLUS DIVISION-JUNE              0.50%         1.15%          1.65%(1)              --                  --
  SELECT TEN PLUS DIVISION-SEPTEMBER         0.50%         0.82%          1.32%(1)              --                  --
  SELECT TEN PLUS DIVISION-DECEMBER          0.50%         0.79%          1.29%(1)              --                  --
TOUCHSTONE ENHANCED DIVIDEND 30 FUND         0.65%         0.87%          1.52%               0.77%               0.75%(2)
PRO FORMA - TOUCHSTONE ENHANCED
DIVIDEND 30 FUND                             0.65%         0.39%          1.04%               0.29%               0.75%(2)

(1) Touchstone Advisors, Inc. has agreed to voluntarily limit the expenses (excluding management fees) of each investment division of Separate Account Ten to 0.35%, but has indicated that it may increase or eliminate the expense limitation if the Reorganization is not approved. After expense reimbursements, Total Annual Operating Expenses of each investment division of Separate Account Ten for the fiscal year ended December 31, 2002 were 0.85%.

(2) Touchstone Advisors, Inc. has contractually agreed to waive a portion of its advisory fee and/or reimburse certain of the Fund's expenses in order to limit total operating expenses to 0.75%. The contractual waivers/reimbursements will remain in place until at least two years subsequent to the date of the Reorganization.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Separate Account Ten, the Fund currently, and the Fund assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period, and that you reinvest all of your dividends. The following also assumes that total annual operating expenses remain the same throughout all periods, except that contractual fee waivers are reflected only for the length of the contractual limit (i.e., the first year in the example for the Fund). THE EXAMPLES ARE FOR ILLUSTRATION ONLY AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES, OR WITHDRAWAL CHARGES IMPOSED BY THE VARIABLE ANNUITY CONTRACTS FOR WHICH SEPARATE ACCOUNT TEN AND THE FUND SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

                              SEPARATE ACCOUNT TEN

     SELECT TEN PLUS DIVISION - MARCH

          ONE YEAR                 THREE YEARS              FIVE YEARS               TEN YEARS
          --------                 -----------              ----------               ---------
           $ 157                      $ 486                    $ 839                  $ 1,834

     SELECT TEN PLUS DIVISION - JUNE

          ONE YEAR                 THREE YEARS              FIVE YEARS               TEN YEARS
          --------                 -----------              ----------               ---------
           $ 168                      $ 520                    $ 897                  $ 1,955

     SELECT TEN PLUS DIVISION - SEPTEMBER

          ONE YEAR                 THREE YEARS              FIVE YEARS               TEN YEARS
          --------                 -----------              ----------               ---------
           $ 134                      $ 418                    $ 723                  $ 1,590

     SELECT TEN PLUS DIVISION - DECEMBER

          ONE YEAR                 THREE YEARS              FIVE YEARS               TEN YEARS
          --------                 -----------              ----------               ---------
           $ 131                      $ 409                    $ 708                  $ 1,556

                      TOUCHSTONE ENHANCED DIVIDEND 30 FUND

          ONE YEAR                 THREE YEARS              FIVE YEARS               TEN YEARS
          --------                 -----------              ----------               ---------
           $ 77                       $ 407                    $ 760                  $ 1,753

                PRO FORMA - TOUCHSTONE ENHANCED DIVIDEND 30 FUND

          ONE YEAR                 THREE YEARS              FIVE YEARS               TEN YEARS
          --------                 -----------              ----------               ---------
           $ 77                       $ 273                    $ 518                  $ 1,220

WHO WILL BE THE INVESTMENT ADVISER AND SUBADVISER AFTER THE REORGANIZATION?

The overall management of Separate Account Ten is the responsibility of, and is supervised by, its Board of Managers. The overall management of the Fund is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

ADVISER

Touchstone Advisors, Inc. (the "Adviser") is the investment adviser to the Fund, as well as to Separate Account Ten. The Adviser selects and pays the fees of any subadvisers and monitors each subadviser's investment program. The Adviser is an indirect wholly-owned subsidiary of Western & Southern. As of June 30, 2003, the Adviser managed over $2 billion in assets. The Adviser is located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

The Trust and the Adviser have received an order from the SEC whereby under certain circumstances, the Adviser may select or change subadvisers, enter into new subadvisory agreements, or amend existing subadvisory agreements without first obtaining shareholder approval.

SUBADVISER

Todd Investment Advisors, Inc. ("Todd") is the subadviser to the Fund. Pursuant to a subadvisory agreement with the Adviser, Todd continuously furnishes an investment program for the Fund, makes day-to-day investment decisions on behalf of the Fund, and arranges for the execution of portfolio transactions. Todd is an affiliate of Western & Southern. Therefore, the Adviser may have a conflict of interest when making decisions to keep Todd as the Fund's subadviser. The Board of Trustees of the Trust reviews all of the Adviser's decisions to reduce the possibility of a conflict of interest situation.

Todd has been registered as an investment adviser with the SEC since 1967 and provides investment advisory services to individual and institutional clients. As of June 30, 2003, Todd had assets under management of approximately $3.1 billion. Todd is located at 101 South Fifth Street, Suite 3160, Louisville, Kentucky 40202.

Todd has been managing the Fund since its inception. John J. White, CFA, will have primary responsibility for the day-to-day management of the Fund. Mr. White joined Todd in 2002 and has 7 years of experience in creating and maintaining model portfolios and 20 years of industry experience. Mr. White is supported by Robert P. Bordogna, President and Chief Executive Officer, and Bosworth M. Todd, founder and Chairman. Mr. Bordogna and Mr. Todd have worked together since 1980.

Under the terms of the subadvisory agreement, the Adviser pays Todd a fee of 0.25% of average daily net assets for providing advisory services to the Fund. The Fund does not pay a fee to Todd.

WILL THE REORGANIZATION RESULT IN ANY FEDERAL TAX CONSEQUENCES FOR
CONTRACTOWNERS?

For federal income tax purposes, the transaction is expected to be a nontaxable event for contractowners.

RISKS

ARE THE RISK FACTORS FOR SEPARATE ACCOUNT TEN AND THE FUND SIMILAR?

Yes. The risk factors are similar due to the identical investment objective and similar investment strategies of Separate Account Ten and the Fund.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING?

The principal risks associated with investment in Separate Account Ten and the Fund are market risk and non-diversification risk.

- Market Risk - A portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate.

- Non-diversification risk - A non-diversified portfolio of securities may invest a significant percentage of its assets in the securities of a single company. Because the portfolio's holdings may be concentrated in a single company, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a diversified portfolio.

INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

The Reorganization is part of an overall plan to eliminate duplicate offerings with overlapping investment objectives and policies in the family of investments that serve as funding vehicles for variable annuity contracts issued by Western & Southern and its affiliates. In addition to the Reorganization, several other reorganizations took place earlier this year, with the intention that operating efficiencies could be achieved by consolidating investment operations in the Trust. The objective of these reorganizations is to ensure that a consolidated family of investments offers a streamlined and competitive set of underlying investment portfolios that serve the interests of contractowners.

In addition, Separate Account Ten has not gathered the assets required to obtain economies of scale for its contractowners. Moreover, there are increased administrative costs and burdens associated with operating an insurance company separate account organized as a management investment company.

At a special meeting held on August 12, 2003, the Board of Managers of Separate Account Ten, including the disinterested Managers, considered and unanimously approved the Reorganization. The Board determined that the Reorganization was in the best interests of contractowners of Separate Account Ten and that the interests of existing contractowners will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the Board evaluated extensive information provided by the management of Separate Account Ten and the Fund and reviewed various factors about the proposed Reorganization, including, among other things:

-  the terms and conditions of the Reorganization;

- the fact that the Reorganization would not result in the dilution of contractowners' interests;

- the effect of the Reorganization on contractowners and the value of their contracts;

-  the expense ratios, fees, and expenses of Separate Account Ten and the Fund;

- the fact that the Adviser has contractually agreed to continue to limit the total annual operating expenses of the Fund for at least two years from the date of the Reorganization and that such expenses are lower than the current operating expenses of Separate Account Ten;

-  the strength of the portfolio management team of the Fund;

- the fact that Separate Account Ten and the Fund have identical investment objectives and similar principal investment strategies;

- the fact that the results of backtesting performed by Todd in connection with the Fund's investment strategy indicate that the Fund would have outperformed the DJIA in 8 out of the 10 years during the period ended June 30, 2003, and that on an average annual basis, the Fund's returns would have exceeded those of the DJIA by 2.03% per year during that 10-year period;

- the fact that Western & Southern or one of its affiliates will bear the expenses incurred in connection with the Reorganization;

- the potential benefits to contractowners, including operating efficiencies, which may be achieved from participating in the restructuring of the investment offerings in connection with variable annuity contracts;

- the fact that the Fund will assume all of the liabilities of Separate Account Ten; and

- the fact that the Reorganization is expected to be a nontaxable transaction for federal income tax purposes for Separate Account Ten's contractowners.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Board concluded that the proposed Reorganization would be in the best interests of Separate Account Ten and its contractowners. Consequently, the Board unanimously approved the Plan and directed that the Plan be submitted to contractowners of Separate Account Ten for approval.

AGREEMENT AND PLAN OF REORGANIZATION

The following summary is qualified in its entirety by reference to the Plan, the form of which is attached as Exhibit A to this Prospectus/Proxy Statement.

The Plan provides that all of the assets and liabilities of Separate Account Ten will be acquired by the Fund in exchange for shares, which shares will be transferred by Separate Account Ten to Separate Account II in exchange for units, on or about December 12, 2003, or such other date as may be agreed upon by the parties (the "Closing Date"). On the Closing Date, Integrity will transfer all of the assets and related liabilities of Separate Account Ten to the Fund. The Fund will issue to Separate Account Ten full and fractional shares based on the net asset value of Separate Account Ten and of the Fund as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The number of shares of the Fund to be issued to Separate Account Ten will be determined by dividing the value of the net assets received from Separate Account Ten by the net asset value of the Fund's shares. Separate Account Ten will then transfer the shares to the investment division of Separate Account II that invests in the Fund in exchange for units that Separate Account Ten will in turn transfer to its contractowners. Therefore, immediately after the closing, the total dollar value of the interests of each contractowner will continue to be the same as the value the contractowner would have held in Separate Account Ten if the Reorganization had not taken place.

The method of valuation employed will be consistent with the procedures set forth in the Prospectuses and Statements of Additional Information of Separate Account II, Separate Account Ten and the Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of that rule by the SEC's Division of Investment Management.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Separate Account Ten's contractowners, accuracy of various representations and warranties, and approval by the Fund's shareholders of the change in diversification status. The Plan may be terminated
(a) by the mutual agreement of the parties thereto or (b) at or prior to the Closing Date by any party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

Whether or not the Reorganization is consummated, Western & Southern or one of its affiliates will pay the expenses incurred in connection with the Reorganization (including the cost of any proxy soliciting agent). No portion of the expenses will be borne directly or indirectly by Separate Account II, Separate Account Ten, or the Fund.

If Separate Account Ten's contractowners do not approve the Reorganization, the Board of Managers will further consider alternative courses of action that may be in the best interests of contractowners.

VOTING INFORMATION

VOTING RIGHTS

The Board of Managers of Separate Account Ten has fixed the close of business on August 29, 2003, as the record date (the "Record Date") for determining the contractowners of Separate Account Ten entitled to receive notice of the Meeting and give voting instructions and for determining the number of shares (each share representing one dollar of value in Separate Account Ten) for which such instructions may be given with respect to the Meeting. Each full share is entitled to one vote and any fractional share is entitled to a fractional vote.

If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement or attend in person and provide your voting instructions to Integrity. Guidelines on providing voting instructions are included immediately after the Notice of Special Meeting.

If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares represented by the voting instructions form will be voted, or Integrity will abstain from voting, in accordance with the instructions marked on the returned voting instructions form. Voting instructions forms that are properly executed and returned, but are not marked with voting instructions, will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. Voting instructions may be revoked by a written instrument received by the Secretary of Separate Account Ten at any time before the proxies are exercised, by executing and delivering later-dated and signed voting instructions, or by attending the Meeting in person and instructing how to vote your shares.

Approval of the Reorganization will require the affirmative vote of a majority of the total number of shares of Separate Account Ten outstanding at a contractowners' meeting duly called and at which a quorum is present. A quorum requires the presence in person or by proxy of holders of record of one-quarter of the shares issued and outstanding and entitled to vote at the Meeting. Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voting in favor of the proposal.

Voting instructions solicitations will be made primarily by mail, but beginning on or about November 1, 2003, voting instructions solicitations may also be made by telephone or personal solicitations conducted by officers and employees of Integrity, its affiliates or other representatives of Separate Account Ten (who will not be paid for their soliciting activities). The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by Western & Southern or one of its affiliates. Neither Separate Account Ten, the Trust, nor the contractowners will bear any costs associated with the Meeting, this proxy solicitation, or any adjourned session.

If sufficient votes to approve the Reorganization are not received or if a quorum is not present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to contractowners with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting.

A contractowner of Separate Account Ten who objects to the proposed Reorganization will not be entitled to demand payment for, or an appraisal of, his or her shares.

Separate Account Ten does not hold annual contractowner meetings. If the Reorganization is not approved, contractowners wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of Separate Account Ten at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received in a reasonable period of time prior to that meeting.

SHARES OUTSTANDING

The contractowners of Separate Account Ten at the close of business on August 29, 2003, will be entitled to be present and vote at the Meeting with respect to shares of Separate Account Ten owned as of the Record Date. As of the Record Date, the total number of shares of Separate Account Ten outstanding and entitled to vote was ___________.

As of August 29, 2003, the officers and Managers/Trustees of Separate Account Ten and of the Trust beneficially owned as a group less than 1% of the outstanding shares of Separate Account Ten and the Fund, respectively.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

[Insert information for Separate Account Ten]

FINANCIAL STATEMENTS

The financial statements and financial highlights of Separate Account Ten and of the Fund as of December 31, 2002, and for the periods indicated therein, included in Separate Account Ten's and the Trust's Annual Report and incorporated by reference herein and in the registration statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports appearing therein, and are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. The financial statements of Separate Account II as of December 31, 2002, and for the periods indicated therein, included in Separate Account II's registration statement and incorporated by reference herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing therein, and are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The unaudited financial statements and financial highlights for Separate Account Ten and the Fund as of June 30, 2003, as set forth in their Semi-Annual Reports, respectively, are also incorporated by reference herein.

ADDITIONAL INFORMATION

Separate Account Ten, Separate Account II, and the Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. These items can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

OTHER BUSINESS

The Board of Managers does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

            THE BOARD OF MANAGERS OF SEPARATE ACCOUNT TEN UNANIMOUSLY
             RECOMMENDS APPROVAL OF THE PLAN AND ANY UNMARKED VOTING
          INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

                                    APPENDIX

                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (the "Agreement"), entered into this ____ day of _________, 2003, by and among Separate Account Ten of Integrity Life Insurance Company ("Separate Account Ten"), Separate Account II of Integrity Life Insurance Company ("Separate Account II", and, together with Separate Account Ten, the "Accounts"), both separate accounts and integral parts of Integrity Life Insurance Company ("Integrity"), a stock life insurance company organized and existing under the insurance laws of the State of Ohio, with its principal place of business at 515 West Market Street, Louisville, Kentucky 40202, and Touchstone Variable Series Trust (the "Trust"), a business trust organized and existing under the laws of the State of Massachusetts, with its principal place of business at 221 East Fourth Street, Cincinnati, Ohio 45202.

     WHEREAS, the Trust is a series mutual fund consisting of twelve separate portfolios, including the Touchstone Enhanced 30 Fund (the "Fund"), and is registered with the Securities and Exchange Commission (the "Commission") as an open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, Separate Account Ten is registered with the Commission as an open-end, non-diversified management investment company under the 1940 Act;

     WHEREAS, Separate Account II is registered with the Commission as a unit investment trust that is divided into investment divisions, each of which invests in the shares of an open-end management investment company;

     WHEREAS, the Enhanced 30 Investment Division of Separate Account II invests all of its assets in the Fund;

     WHEREAS, this transaction is being characterized as a "reorganization" although the Accounts are integral parts of Integrity and are not separate corporate entities;

     WHEREAS, the Board of Managers of Separate Account Ten, having concluded that the reorganization is in the best interests of Separate Account Ten and that the interests of Separate Account Ten's existing unitholders will not be diluted as a result of the reorganization, has unanimously approved Separate Account Ten's reorganization into an investment division of Separate Account II investing exclusively in shares of the Fund;

     WHEREAS, the Board of Trustees of the Trust has unanimously determined that the transactions contemplated herein will be in the best interests of the Fund and its shareholders, and the Board of Managers and the Board of Trustees have each authorized the actions contemplated by this Agreement; and

     WHEREAS, in accordance with the rules and regulations of Separate Account Ten and any other applicable statutory provisions, the Agreement is conditioned upon approval of the reorganization by persons holding the voting interests under contracts funded by Separate Account Ten (hereinafter the "contractholders"), at a meeting called for that purpose, or any adjournments thereof.

     NOW THEREFORE, in consideration of the mutual promises made herein, the parties hereto agree as follows:

                                    ARTICLE I
                                  CLOSING DATE

     SECTION 1.01. The reorganization contemplated by this Agreement shall be effective on December 12, 2003, or at such other date as may be mutually agreed upon by all parties to this Agreement (the "Closing Date"). The time on the Closing Date as of which the reorganization is consummated is referred to hereinafter as the "Effective Time."

     SECTION 1.02. The parties agree to use their best efforts to obtain all regulatory and contractholder approvals and perform all other acts necessary or desirable to complete the reorganization as of the Closing Date.

                                   ARTICLE II
                                 REORGANIZATION

     SECTION 2.01. As of the Effective Time, Integrity, on behalf of Separate Account Ten will transfer all of Separate Account Ten's net assets as set forth in paragraph 2.02 to the Fund in exchange for full and fractional shares of the Fund based upon the value of the net assets of Separate Account Ten and the net asset value of the Fund as of the close of the business day immediately preceding the Closing Date (such time and date hereinafter called the "Valuation Date"). The number of shares of the Fund to be issued to Separate Account Ten in exchange will be determined by dividing the value of the net assets received from Separate Account Ten by the net asset value of the Fund shares. These valuations shall be computed using the valuation procedures set forth in Separate Account Ten's and the Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     SECTION 2.02. The assets of Separate Account Ten to be acquired by the Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by Separate Account Ten and any deferred or prepaid expenses shown as an asset on the books of Separate Account Ten on the Closing Date.

     Separate Account Ten has provided the Fund with its most recent unaudited financial statements, which contain a list of all of Separate Account Ten's assets as of the date thereof. Separate Account Ten hereby represents that as of the date of the execution of this Agreement there have been no material changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. Separate Account Ten reserves the right to sell any of such securities, but will not, without the prior written approval of the Fund, acquire any additional securities other than securities of the type in which the Fund is permitted to invest.

     The Fund will, within a reasonable time prior to the Closing Date, furnish Separate Account Ten with a list of the securities, if any, on Separate Account Ten's list referred to in the first sentence of the prior paragraph that do not conform to the Fund's investment objectives, policies, and restrictions. Separate Account Ten will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Fund with a list of its portfolio securities and other investments. In the event that Separate Account Ten holds any investments that the Fund may not hold, Separate Account Ten, if requested by the Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that Separate Account Ten and the Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Fund with respect to such investments, Separate Account Ten, if requested by the Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require Separate Account Ten to dispose of any investments or securities if, in the reasonable judgment of Separate Account Ten, such disposition would violate Separate Account Ten's fiduciary duty to its shareholders.

     SECTION 2.03. As of the Effective Time, Integrity on behalf of Separate Account Ten shall cause the shares Separate Account Ten receives from the Trust pursuant to Section 2.01 above to be transferred to and duly and validly recorded and held on the records of Separate Account II as assets of its Enhanced 30 Investment Division such that the contractholders' interests in the Enhanced 30 Investment Division will then be equivalent to their former interests in Separate Account Ten. Separate Account II will issue to Separate Account Ten units of the Enhanced 30 Investment Division equal in value to the shares received. Separate Account Ten will redeem its outstanding units in exchange for units of the Enhanced 30 Investment Division of Separate Account II of equal value. Integrity shall take all actions necessary to ensure that such interests in the Enhanced 30 Investment Division, immediately following the Effective Time, are duly and validly recorded on the contractholders' individual account records. The unit value of the Enhanced 30 Investment Division will be determined consistent with the formula for unit values contained in the contracts participating in the Accounts. Such unit values will be determined without regard to the determination of unit values of any other investment division of Separate Account II. After the Effective Time, Integrity shall thereafter file with the Commission an application to deregister Separate Account Ten under Section 8(f) of the 1940 Act.

     SECTION 2.04. The Fund shares to be issued hereunder shall be issued in open account form by book entry without the issuance of certificates. Each Fund share that is issued pursuant to Section 2.01 above will be deemed to have been issued for a consideration equal to the net asset value of the Fund on the Valuation Date.

     SECTION 2.05. If, at any time after the Closing Date, the Trust or Integrity shall determine that any further conveyance, assignment, documentation or action is necessary or desirable to complete the reorganization contemplated by this Agreement or confirm full title to the assets transferred, the appropriate party or parties shall execute and deliver all such instruments and take all such actions.

                                   ARTICLE III
                            WARRANTIES AND CONDITIONS

     SECTION 3.01. The Accounts, Integrity, and the Trust, as appropriate, make the following representations and warranties, which shall survive the closing of the reorganization:

          (a) There are no suits, actions or proceedings pending or threatened against any party to this Agreement which, to its knowledge, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or its ability to carry out its obligations hereunder;

          (b) There are no investigations or administrative proceedings by the Commission or by any insurance or securities regulatory body of any state, territory or the District of Columbia pending against any party to this Agreement which, to its knowledge, would lead to any suit, action or proceeding that would materially and adversely affect its financial condition, the conduct of its business or its ability to carry out its obligations hereunder.

          (c) Should any party to this Agreement become aware, prior to the Effective Time, of any suit, action or proceeding, of the types described in paragraphs (a) or (b) above, instituted or commenced against it, such party shall immediately advise all other parties to this Agreement;

          (d) Immediately prior to the Effective Time, Integrity shall have valid and unencumbered title to the portfolio assets of Separate Account Ten, except with respect to those assets for which payment has not yet been made; and

          (e) Each party shall make available all information concerning itself which may be required in any application, registration statement or other filing with a governmental body to be made by the Trust, by Integrity, or by the Accounts, or any or all of them, in connection with any of the transactions contemplated by this Agreement and shall join in all such applications or filings, subject to reasonable approval by their counsel. Each party represents and warrants that all of such information so furnished shall be correct in all material respects and that it shall not omit any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

     SECTION 3.02. The obligations of the parties hereunder shall be subject to satisfaction of each of the following conditions.

          (a) The representations contained herein shall be true as of the Effective Time with the same effect as though made at such time, and such parties shall have performed all obligations required by this Agreement to be performed by each of them prior to such time;

          (b) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin consummation of the reorganization contemplated hereby;

          (c) The Trust and Separate Account II shall make such filings with the Commission under the Securities Act of 1933 (the "1933 Act") as are deemed necessary or desirable in connection with the reorganization contemplated by this Agreement;

          (d) At a contractholders' meeting called for such purposes (or any adjournments thereof), this Agreement, and the reorganization contemplated hereby, shall have received the required approval from contractholders with interests in Separate Account Ten;

          (e) The Board of Trustees of the Trust shall have taken the following actions at a meeting duly called for such purposes:

                 (1) approve this Agreement and adopt it as a valid obligation of the Trust and legally binding upon it; and

                 (2) authorize the issuance by the Trust of shares at net asset per share value on the Closing Date in exchange for the portfolio assets of Separate Account Ten as contemplated by this Agreement.

          (f) At a meeting of the shareholders of the Fund called for such purpose (or any adjournments thereof) the shareholders will have approved a change in the Fund's subclassification under the 1940 Act from a diversified company to a non-diversified company; and

          (g) Each party shall have furnished, as reasonably requested by any other party, other legal opinions, officers' certificates, incumbency certificates, certified copies of board and committee resolutions, good standing certificates, and other closing documentation as may be appropriate for a transaction of this type.

                                   ARTICLE IV
                 COVENANTS OF THE FUND AND SEPARATE ACCOUNT TEN

     SECTION 4.01. The Fund and Separate Account Ten each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

     SECTION 4.02. Separate Account Ten will call a meeting of its contractholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     SECTION 4.03. Separate Account Ten covenants that the Fund shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     SECTION 4.04. Separate Account Ten will assist the Fund in obtaining such information as the Fund reasonably requests concerning the beneficial ownership of Separate Account Ten units.

     SECTION 4.05. Subject to the provisions of this Agreement, the Fund and Separate Account Ten will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

                                    ARTICLE V
                                    EXPENSES

     SECTION 5.01. Except as otherwise provided herein, all expenses of the transactions contemplated by this Agreement incurred by Integrity and Separate Account Ten and the Trust, whether incurred before or after the date of this Agreement, will be borne by Touchstone Advisors, Inc. or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement,
(b) expenses associated with the preparation and filing of the registration statement under the 1933 Act covering the Fund shares to be issued pursuant to the provisions of this Agreement, (c) postage, (d) printing, (e) accounting fees, (f) legal fees, and (g) solicitation costs of the transaction. Notwithstanding the foregoing, the Trust shall pay its own federal registration fees.

                                   ARTICLE VI
                                   TERMINATION

     SECTION 6.01. This Agreement may be terminated and the reorganization abandoned at any time prior to the Effective Time, notwithstanding approval by contractholders,

          (1)    by mutual consent of the parties hereto;

          (2)    by any of the parties if any condition set forth in Section
     3.02 has not been fulfilled by the other parties;

          (3) by any of the parties if the reorganization does not occur as of January 31, 2004 and no subsequent date can be mutually agreed upon.

     SECTION 6.02. At any time prior to the Effective Time, any of the terms or conditions of this Agreement may be waived by the party or parties entitled to the benefit thereof if such waiver will not have a material adverse effect on the interests of the contractholders or shareholders of the Trust.

                                   ARTICLE VII
                                     GENERAL

     SECTION 7.01. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the day and year set forth above.

SEPARATE ACCOUNT TEN OF INTEGRITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT II OF INTEGRITY LIFE INSURANCE COMPANY

BY INTEGRITY LIFE INSURANCE COMPANY


By:
   ------------------------------

Name:
     ----------------------------

Title:
      ---------------------------


TOUCHSTONE VARIABLE SERIES TRUST


By:
   ------------------------------

Name:
     ----------------------------

Title:
      ---------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 6, 2003

                  Acquisition of the assets and liabilities of

            SEPARATE ACCOUNT TEN OF INTEGRITY LIFE INSURANCE COMPANY
                             515 West Market Street
                           Louisville, Kentucky 40202
                                 (800) 325-8583

                        By and in exchange for shares of

                      TOUCHSTONE ENHANCED DIVIDEND 30 FUND
                  a series of Touchstone Variable Series Trust
                             221 East Fourth Street
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                  Which shares shall be exchanged for units of

             SEPARATE ACCOUNT II OF INTEGRITY LIFE INSURANCE COMPANY
                             515 West Market Street
                           Louisville, Kentucky 40202
                                 (800) 325-8583

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated October 6, 2003 for the Special Meeting of Contractowners of Separate Account Ten to be held on or about December 12, 2003. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Separate Account Ten at 515 West Market Street, Louisville, Kentucky 40202, or by calling toll-free at 1-800-325-8583. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

Further information about Touchstone Enhanced Dividend 30 Fund (the "Fund") is contained in and incorporated by reference to the Fund's Statement of Additional Information dated April 28, 2003, as it may be amended or supplemented from time to time. The audited financial statements and related independent accountants' report for the Fund contained in the Annual Report for the fiscal year ended December 31, 2002, are hereby incorporated herein by reference, as are the unaudited financial statements for the Fund contained in the Semi-Annual Report for the period ended June 30, 2003. Copies of these documents are available upon request and without charge by calling or writing to the Fund at the telephone number or address set forth above.

Further information about Separate Account Ten is contained in and incorporated by reference to Separate Account Ten's Statement of Additional Information dated May 1, 2003, as it may be amended or supplemented from time to time. The audited financial statements and related independent accountants' report for Separate Account Ten contained in the Annual Report for the fiscal year ended December 31, 2002, are hereby incorporated herein by reference, as are the unaudited financial statements for Separate Account Ten contained in the Semi-Annual Report for the period ended June 30, 2003. Copies of these documents are available upon request and without charge by calling or writing to Separate Account Ten at the telephone number or address set forth above.

Further information about Separate Account II is contained in and incorporated by reference to Separate Account II's Statement of Additional Information dated May 1, 2003, as it may be amended or supplemented from time to time. The audited financial statements and related independent accountants' report for Separate Account II contained in its registration statement for the fiscal year ended December 31, 2002, are hereby incorporated herein by reference. Copies of these documents are available upon request and without charge by calling or writing to Separate Account II at the telephone number or address set forth above.

You can also obtain copies of any of these documents without charge from the EDGAR database on the SEC's website at http://www.sec.gov. Copies are available for a fee by sending an e-mail request to publicinfo@sec.gov or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

Pro forma financial statements for the Fund and Separate Account II reflecting the Reorganization are included within this Statement of Additional Information.


[PRO FORMA FINANCIAL STATEMENT AS OF JUNE 30, 2003 WILL BE FILED BY PRE-EFFECTIVE AMENDMENT.]

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

TOUCHSTONE VARIABLE SERIES TRUST

Under Article V, Section 5.3 of the Trust's Declaration of Trust, (a) subject to the exceptions and limitations contained in paragraph (b) below: (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust, to the fullest extent permitted by law (including the 1940 Act) as currently in effect or as hereinafter amended, against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; (ii) the words "claim", "action", "suit", or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities. (b) No indemnification shall be provided hereunder to a Trustee or officer: (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
(iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph
(b)(i) or (b)(ii) above resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct: (A) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (B) by written opinion of independent legal counsel. (c) Subject to the provisions of the 1940 Act, the Trust may maintain insurance for the protection of the Trust Property, its present or former Shareholders, Trustees, officers, employees, independent contractors and agents in such amount as the Trustees shall deem adequate to cover possible tort liability (whether or not the Trust would have the power to indemnify such Persons against such liability), and such other insurance as the Trustees in their sole judgment shall deem advisable. (d) The rights of indemnification herein provided shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel other than Trustees and officers may be entitled by contract or otherwise under law. (e) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either: (I) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section
5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending. As used in this Section 5.3, the term "independent legal counsel" means an attorney who is independent in all respects from the Trust and from the person or persons who seek indemnification hereunder and in any event means an attorney who has not been retained by or performed services for the Trust or any person to be so indemnified within the five years prior to the Initial request for indemnification pursuant hereto.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

SEPARATE ACCOUNT II OF INTEGRITY LIFE INSURANCE COMPANY

Integrity's By-Laws provide, in Article V, as follows:

     Section 5.1 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND INCORPORATORS. To the extent permitted by the laws of the State of Ohio, subject to all applicable requirements thereof:

     (a) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, judgements, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

     (b) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect to any of the following:

           (1) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent the court of common pleas or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

           (2) Any action of suit in which the only liability asserted against a Director is pursuant to Section 1701.95 of the Ohio Revised Code.

     (c) To the extent that a Director, trustee, officer, employee, or agent has been successful in the merits or otherwise in defense of any action, suit, or proceeding referred to in division (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

     (d) Any indemnification under divisions (a) and (b) of this Article, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon the determination that indemnification of the Director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (a) and (b) of this Article. Such determination shall be made as follows:

           (1) By a majority vote of a quorum consisting of Directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

           (2) If the quorum described in division (d)(1) of this Article is not obtainable or if a majority vote of a quorum of disinterested Directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years;

           (3)   By the Shareholders; or

           (4) By the court of common pleas or the court in which such action, suit or proceeding was brought.

     Any determination made by the disinterested Directors under Article (d)(1) or by independent legal counsel under Article (d)(2) shall be promptly communicated to the person who threatened or brought the action or suit by in the right of the Corporation under (b) of this Article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

     (e)   (1)   Expenses, including attorney's fees, incurred by a Director in defending the action, suit, or proceeding shall be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director in which he agrees to do both of the following:

                 (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation;

                 (ii) Reasonably cooperate with the Corporation concerning the action, suit or proceeding.

           (2) Expenses, including attorney's fees, incurred by a Director, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (a) and (b) of this Article, may be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the Corporation.

     (f) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the Articles or the Regulations for any agreement, vote of Shareholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     (g) The Corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self insurance, on behalf of or for any person who is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.

ITEM 16. EXHIBITS.

1(a). Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 17 to Touchstone Variable Series Trust's Registration Statement on Form N-1A (File No. 033-76566) filed with the SEC on January 31, 2003.

1(b). Resolutions of the Board of Directors of Integrity Life Insurance Company and Certification of the Chief Executive Officer authorizing the establishment of Separate Account II. Incorporated by reference to Separate Account II's Registration Statement on Form N-4 (File No. 033-51268) filed on August 24, 1992.

2. Amended and Restated Bylaws. Incorporated by reference to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement (File No. 033-76566).

3. Not applicable.

4. Form of Agreement and Plan of Reorganization. See Appendix A to the Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. Not applicable.

6(a). Amended and Restated Investment Advisory Agreement between Touchstone Advisors, Inc. and Touchstone Variable Series Trust. Incorporated by reference to Post-Effective Amendment No. 10 to the Form N-1A Registration Statement (File No. 033-76566) filed with the SEC on February 12, 1999.

6(b). Amendment to Amended and Restated Investment Advisory Agreement. Incorporated by reference to Post-Effective Amendment No. 11 to the Form N-1A Registration Statement (File No. 033-76566) filed with the SEC on April 30, 1999.

6(c). Amendment to Amended and Restated Investment Advisory Agreement. Incorporated by reference to Post-Effective Amendment No. 15 to the Form N-1A Registration Statement (File No. 033-76566) filed with the SEC on March 1, 2002.

6(d). Amendment to Amended and Restated Investment Advisory Agreement. Incorporated by reference to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement (File No. 033-76566).

6(e). Amendment to Amended and Restated Investment Advisory Agreement. Incorporated by reference to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement (File No. 033-76566).

6(f). Sub-Advisory Agreement between Touchstone Advisors, Inc. and Todd Investment Advisors, Inc. with respect to the Touchstone Enhanced 30 Fund. Incorporated by reference to Post-Effective Amendment No. 11 to the Form N-1A Registration Statement (File No. 033-76566).

7(a). Form of Distribution Agreement between Touchstone Securities, Inc. and Touchstone Variable Series Trust. Incorporated by reference to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement (File No. 033-76566).

7(b). Form of Variable Contract Principal Underwriter Agreement with Touchstone Securities Corporation. Incorporated by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 033-51268) filed on May 1, 1996.

7(c). Form of Selling/General Agent Agreement between Integrity Life Insurance Company and PaineWebber Incorporated. Incorporated by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 033-51268) filed on November 9, 1992.

8. Trustee Deferred Compensation Plan. Incorporated by reference to Post-Effective Amendment No. 14 to the Form N-1A Registration Statement (File No. 033-76566) filed with the SEC on April 27, 2001.

9. Form of Custodian Agreement between Brown Brothers Harriman & Co. and Touchstone Variable Series Trust. Incorporated by reference to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement (File No. 033-76566).

10. Not applicable.

11(a). Opinion and consent of counsel as to legality of securities being registered with respect to Touchstone Enhanced 30 Fund. To be filed by pre-effective amendment.

11(b). Opinion and consent of counsel as to legality of securities being registered with respect to Separate Account II. To be filed by pre-effective amendment.

12. Tax opinion and consent of Morgan, Lewis & Bockius LLP. Filed herewith.

13. Not applicable.

14(a). Consent of Ernst & Young LLP with respect to Touchstone Variable Series Trust. Filed herewith.

14(b). Consent of Ernst & Young LLP with respect to Separate Account II of Integrity Life Insurance Company. Filed herewith.

14(c). Consent of Ernst & Young LLP with respect to Separate Account Ten of Integrity Life Insurance Company. Filed herewith.

15. Not applicable.

16. Powers of Attorney. Incorporated by reference to Post-Effective Amendment No. 13 to the Form N-1A Registration Statement filed with the SEC on February 15, 2001 and to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement (File No. 033-76566).

17. Form of Proxy. Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Louisville and State of Kentucky on this 22nd day of August, 2003.

                             SEPARATE ACCOUNT II OF
                        INTEGRITY LIFE INSURANCE COMPANY
                                  (Registrant)

                      By: Integrity Life Insurance Company
                                  (Depositor)


                            By: /s/ John R. Lindholm
                               ---------------------
                                John R. Lindholm
                                President & CEO


                        INTEGRITY LIFE INSURANCE COMPANY
                                   (Depositor)


                            By: /s/ John R. Lindholm
                               ---------------------
                                John R. Lindholm
                                President & CEO

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


PRINCIPAL EXECUTIVE OFFICER:        /s/ John R. Lindholm
                                   ---------------------
                                   John R. Lindholm, President & CEO
                                   Date: 8/22/03


PRINCIPAL FINANCIAL OFFICER:        /s/ Don W. Cummings
                                   --------------------
                                   Don W. Cummings, Chief Financial Officer
                                   Date: 8/22/03


PRINCIPAL ACCOUNTING OFFICER:       /s/ Joseph F. Vap
                                   ------------------
                                   Joseph F. Vap, Director, Financial Operations
                                   Date: 8/22/03


DIRECTORS:

 /s/ Dennis L. Carr                 /s/ Robert L. Walker
----------------------------       ---------------------
Dennis L. Carr                     Robert L. Walker
Date: 8/22/03                      Date: 8/22/03

 /s/ Donald J. Wuebbling
----------------------------       ----------------------
Donald J. Wuebbling                William J. Williams
Date: 8/22/03                      Date:

 /s/ John R. Lindholm
----------------------------
John R. Lindholm
Date: 8/22/03


----------------------------
John F. Barrett
Date:

                                  EXHIBIT INDEX

12.     Tax opinion and consent of Morgan, Lewis & Bockius LLP

14(a). Consent of Ernst & Young LLP with respect to Touchstone Variable Series Trust

14(b). Consent of Ernst & Young LLP with respect to Separate Account II of Integrity Life Insurance Company

14(c). Consent of Ernst & Young LLP with respect to Separate Account Ten of Integrity Life Insurance Company

17.     Form of Proxy